UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 Harvard Mill Square, Suite 210

Wakefield, Massachusetts 01880

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 246-3343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 3, 2017, Edgewater Technology, Inc. (the “Company”) entered into a Fourth Amendment to Employment Agreement (each, a “Fourth Amendment” and collectively, the “Fourth Amendments”) with each of Shirley Singleton, the Company’s former President and Chief Executive Officer, and David Clancey, the Company’s former Executive Vice President, Chief Strategy Officer and Chief Technology Officer (each, an “Employee”). The Fourth Amendments amend certain severance provisions in each Employee’s respective Employment Agreement with the Company, dated as of June 12, 2007, which was subsequently amended on December 17, 2010, December 4, 2013 and December 2, 2016 (each, as amended, an “Employment Agreement” and collectively, the “Employment Agreements”).

The Board of Directors of the Company previously terminated Ms. Singleton’s employment as of March 8, 2017 and Mr. Clancey’s employment as of March 16, 2017. Prior to the execution of the Fourth Amendments, each Employee was entitled to health, dental, life and disability insurance for a period of two years following the date of termination of employment. Each Fourth Amendment amended the severance provisions of the applicable Employment Agreement to exclude life and disability insurance from the severance package and to extend the health and dental insurance coverage to a period of three years following termination of employment.

The description of the Fourth Amendments is qualified in its entirety by reference to the complete agreements, copies of which are filed herewith as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Fourth Amendment to Employment Agreement by and among Edgewater Technology, Inc. and Shirley Singleton, dated as of May 3, 2017.

10.2	Fourth Amendment to Employment Agreement by and among Edgewater Technology, Inc. and David Clancey, dated as of May 3, 2017.

* * *

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2017

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Timothy R. Oakes
Name: Timothy R. Oakes
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)